EXHIBIT 32.1

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

                                 March 25, 2005

Securities and Exchange Commission
450 Fifth Street, N.W

Washington, D.C. 20549
Ladies and Gentlemen:

In connection with the annual report on Form 10-KSB of Bliss Essentials Corp. ("Registrant") for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the certification set forth below is being furnished to the Securities and Exchange Commission solely for the purpose of complying with Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Thomas  Gelfand,  the Chief Executive  Officer of Bliss  Essentials  Corp.,  and
Howard Gelfand, the Chief Financial Officer of Oracle Corporation, each certifies that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



                                           -------------------------------------
                                           Name: Thomas Gelfand
                                                 Chief Executive Officer,
                                                 President and Chairman of
                                                 the Board of Directors



                                           -------------------------------------
                                           Name: Howard Gelfand
                                                 Chief Financial Officer,
                                                 Secretary, Treasurer,
                                                 Principal Accounting
                                                 Officer and Director